Derivative financial instrument liabilities	6 Months Ended
Feb. 28, 2025
Derivative Financial Instrument Liabilities
Derivative financial instrument liabilities

12.	Derivative financial instrument liabilities

	February 28, 2025	August 31, 2024
Derivative warrant liabilities	$615	$2,273
Total derivative financial instrument liabilities	$615	$2,273

a)	Derivative warrant liabilities

Amount
As at August 31, 2024	$2,273
Change in fair value	(1,658)
As at February 28, 2025	$615

Derivative warrant liabilities of $0.6 million will only be settled by issuing equity of the Company. For the three and six months ended February 28, 2025, fair value changes amounted to a gain of $0.8 million and $1.7 million, respectively (February 29, 2024 – gain of $1.6 million and $1.8 million, respectively).

Fair values of derivative warrant liabilities were calculated using the Black-Scholes Option Pricing Model with the following assumptions:

	February 28, 2025	August 31, 2024
Share price	$0.29	$0.39
Risk-free interest rate	3.96% - 4.05%	3.82% - 4.13%
Dividend yield	0%	0%
Expected volatility	42%	47% - 49%
Remaining term (in years)	1.0 – 1.9	1.5 – 2.4

The fair value is classified as Level 3 as expected volatilities is determined using adjusted historical volatilities and were therefore not an observable input.

Sensitivity analysis

If expected volatility, the significant unobservable input, had been higher or lower by 10% and all other variables were held constant, net income and net assets for the three and six months ended February 28, 2025, would increase or decrease by:

	February 28, 2025
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(315)	$269